UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2012

ES Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52178	20-4663714
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

68 North Plank Road, Newburgh, New York	12550
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:       (845) 561-0003

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                   Other Events.

On March 28, 2012, ES Bancshares, Inc. (the “Company”) and its wholly owned subsidiary Empire State Bank, Newburgh, New York (the “Bank”) received notification from the Federal Reserve Bank of New York (“FRB-NY”) and the New York State Department of Financial Services (the “Department”) that the Company and the Bank have satisfied all of the provisions of the Memorandum of Understanding, dated May 19, 2010 (the “MOU”) entered into between the FRB-NY and the Department and the Company and the Bank; and accordingly the MOU is no longer in effect as of March 28, 2012.

The Company and the Bank disclosed the MOU in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 filed with the Securities and Exchange Commission on August 12, 2010.

Item 9.01.                   Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information	Not Applicable.
(c)	Shell Company Transactions	Not Applicable.
(d)	Exhibits.	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ES BANCSHARES, INC.
DATE: April 10, 2012	By:	/s/ Anthony P. Costa
Anthony P. Costa
Chairman and Co- Chief Executive Officer